Exhibit 10.13
FIRST AMENDMENT TO CREDIT AGREEMENT
    THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is made and entered into as of May 16, 2024, by and among PACS GROUP, INC., a Delaware corporation (“Holdings”), PACS HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), the Lenders party hereto and TRUIST BANK, as Administrative Agent.
W I T N E S S E T H :
    WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are party to that certain Amended and Restated Credit Agreement, dated as of December 7, 2023 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has notified the Administrative Agent that Sterling Care Inc., a California corporation (“Sterling Care”), was required, pursuant to Health and Safety Code Section 1789.2, to have provided at least 90 days’ prior notice to, and to have obtained the approval of, the California Department of Social Services (such requirements, the “DSS Notice and Consent Requirements”) prior to becoming a Subsidiary Loan Party, which DSS Notice and Consent Requirements were not satisfied;
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to (i) release Sterling Care from its obligations under the Loan Documents and release the Liens on the property and Capital Stock of Sterling Care granted to the Administrative Agent under any Loan Document, (ii) waive any Default or Event of Default resulting solely from Sterling Care’s execution and delivery of the Loan Documents (or the pledge by Providence Group NH, LLC, a Delaware limited liability company (“PGNH”), of the Capital Stock of Sterling Care) without having satisfied the DSS Notice and Consent Requirements, including with respect to any representation and warranty given or deemed given as if such DSS Notice and Consent Requirements had been satisfied or as if any such Default or Event of Default were not in existence and in respect of any notice requirement relating to any of the foregoing (collectively, the “Specified Events of Default”), and (iii) amend certain provisions of the Credit Agreement, including to require that Sterling Care become a Guarantor and grant Liens on its property (and that PGNH grant a Lien on the Capital Stock of Sterling Care) in favor of the Administrative Agent for the benefit of the Secured Parties upon satisfaction of the DSS Notice and Consent Requirements, and the Administrative Agent and the Lenders party hereto have agreed to such release, waiver and amendments, in each case subject to the terms and conditions hereof.
    NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, each of the parties hereto hereby covenants and agrees as follows:
SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein (including in the preamble and the recitals above) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement, as amended hereby. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.
SECTION 2. Release. Sterling Care is hereby released from all of its obligations under the Loan Documents first arising from and after the effectiveness of this Agreement, and the Liens on the property and Capital Stock of Sterling Care granted to the Administrative Agent for the benefit of the Secured Parties under the Collateral Documents are hereby released. The Administrative Agent shall be authorized to draft and file, as applicable, any documentation requested by the Borrower and reasonably acceptable to the Administrative Agent in order to terminate or release, as of record or otherwise, any financing statements and other notices of security interests and liens, including under the UCC, previously filed by the Administrative Agent with respect to the property of Sterling Care in connection with the Loan Documents.
SECTION 3. Waiver. The Borrower acknowledges and agrees that the Specified Events of Default have occurred and constitute Events of Default under the Credit Agreement. The Administrative Agent and the Lenders party hereto hereby waive the Specified Events of Default and all of their rights and remedies with respect thereto under the Loan Documents. The foregoing waiver in this Section 3 shall be effective only in this specific instance and only for the specific purpose set forth herein and does not allow for any other or further modification of or deviation from the terms and conditions of the Credit Agreement or any other Loan Document, which terms and conditions shall remain in full force and effect. Except as expressly stated herein, the Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Credit Agreement and the other Loan Documents.
SECTION 4. Amendments. Schedule 5.16 to the Credit Agreement is hereby amended to add the following section:
6.     On or prior to June 30, 2024, or such later date as agreed to by the Administrative Agent in its sole discretion, Borrower shall deliver to the Administrative Agent such documentation, in form and substance reasonably acceptable to the Administrative Agent, required pursuant to Section 5.12 of the Credit Agreement and Section 10.12 of the Guaranty and Security Agreement to join Sterling Care, Inc. as a Guarantor and Grantor.
SECTION 5. Conditions Precedent. This Agreement shall become effective only upon satisfaction or waiver of each of the following conditions:
(a) The Administrative Agent’s receipt of this Agreement duly executed by each of (i) Holdings, (ii) the Borrower, (iii) the Required Lenders and (iv) the Administrative Agent; and
(b) the Borrower shall have paid all reasonable, documented out-of-pocket costs and expenses of the Administrative Agent due and payable on or prior to the date hereof, including, without limitation, reasonable fees, charges and disbursements of counsel for the Administrative Agent.
SECTION 6. Representations and Warranties. Each of Holdings and the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:
(a) Each of the representations and warranties made by it set forth in the Loan Documents is true and correct in all material respects as of the date hereof, unless such representation or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects);
(b) As of the date hereof, immediately after giving effect to this Agreement and the waiver of the Specified Events of Default hereunder, there exists no Default or Event of Default;
(c) It has the power and is duly authorized to enter into, deliver, and perform this Agreement; and
(d) This Agreement is the legal, valid, and binding obligation of each of Holdings and the Borrower enforceable against it in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally or by general principles of equity.
SECTION 7. Miscellaneous Terms.
(a) Loan Document. For avoidance of doubt, Holdings, the Borrower, the Lenders party hereto and the Administrative Agent each hereby acknowledges and agrees that this Agreement is a Loan Document.
(b) Effect of Agreement. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Loan Parties.
(c) No Novation or Mutual Departure. Each of Holdings and the Borrower expressly acknowledges and agrees that (i) there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the limited waiver, release and amendments contained in Sections 2, 3 and 4 above, (ii) nothing in this Agreement shall affect or limit the Administrative Agent’s or any Lender’s right to demand payment of liabilities owing from the Borrower or any other Loan Party to the Administrative Agent or the Lenders under, or to demand strict performance of the terms, provisions, and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of an Event of Default under the Credit Agreement or the other Loan Documents and (iii) the limited waiver granted in Section 3 above shall not apply to any other past, present, or future noncompliance with any provision of the Credit Agreement or any of the other Loan Documents and does not constitute any course of dealing between the Administrative Agent, the Lenders and the Loan Parties.
(d) Ratification. Each of Holdings and the Borrower, on its own behalf and on behalf of each other Loan Party, hereby (i) restates, ratifies, and reaffirms all of its obligations and covenants set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof and (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Agreement and any other Loan Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct as of such date).

(e) Claims. To induce the Administrative Agent and the Lenders to enter into this Agreement, each of Holdings and the Borrower, on its own behalf and on behalf of each other Loan Party, hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists no right of offset, defense, counterclaim, claim, or objection in favor of itself or any other Loan Party or arising out of or with respect to any of the Loans or other obligations of itself or any other Loan Party owed to the Administrative Agent and the Lenders under the Credit Agreement or any other Loan Document.
(f) Release. In consideration of the agreements contained herein, each of Holdings and the Borrower, on its own behalf and on behalf of each other Loan Party, hereby waives and releases the Administrative Agent and each of the Lenders and their respective directors, partners, officers, employees and agents, from any and all claims and defenses, known or unknown as of the date of this Agreement, with respect to the Credit Agreement, the other Loan Documents and the transactions contemplated thereby on or before the date of this Agreement.
(g) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.
(h) Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Agreement via facsimile, telecopy, other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) or electronic signature as permitted by Section 10.16 of the Credit Agreement shall have the same force and effect as the delivery of an original executed counterpart of this Agreement. Any party so delivering an executed counterpart of this Agreement by facsimile, telecopy, other electronic method of transmission or electronic signature shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement.
(i) Recitals Incorporated Herein. The preamble and the recitals to this Agreement are hereby incorporated herein by this reference.
(j) Section References. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.
(k) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.
(l) Severability. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
(Signature pages follow)

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its duly authorized officer as of the day and year first above written.
HOLDINGS:
PACS GROUP, INC.

By: _/s/ Derick Apt_____________________
Name:     Derick Apt
Title:     Assistant Treasurer

BORROWER:
PACS HOLDINGS, LLC

By: _/s/ Derick Apt_____________________
Name:     Derick Apt
Title:     Assistant Treasurer

TRUIST BANK,
    as the Administrative Agent and a Lender

By: _/s/ Jonathan Hart_____________________
Name:     Jonathan Hart
Title:     Director

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: _/s/ Ling Li__________________________
Name: Ling Li
Title:     Executive Director

CITIBANK, N.A.,
as a Lender

By: _/s/ Matthew Cataldi_____________________
Name: Matthew Cataldi
Title:     Authorized Signer

REGIONS BANK,
as a Lender

By: _/s/ Allen Riley _____________________
Name: Allen Riley
Title:     Vice President

KEYBANK N.A.,
as a Lender

By: _/s/ Peter A. Trazzera____________________
Name: Peter A. Trazzera
Title:     Senior Vice President

ROYAL BANK OF CANADA,
as a Lender

By: _/s/ Guido Borrelli ____________________
Name: Guido Borrelli
Title:     Authorized Signatory

ZIONS BANCORPORATION, N.A. DBA CALIFORNIA BANK & TRUST,
as a Lender

By: _/s/ Peter LoCoco ____________________
Name: Peter LoCoco
Title:     Senior Vice President

BANK OF HOPE,
as a Lender

By: _/s/ Mohammad Hassan___________________
Name: Mohammad Hassan
Title:     SVP, Portfolio Manager

BOKF NA, DBA BOK FINANCIAL,
as a Lender

By: _/s/ Rett E. Deinlein ____________________
Name: Rett E. Deinlein
Title:     SVP

UBS AG, STAMFORD BRANCH,
as a Lender

By: _/s/ Muhammad Afzal___________________
Name: Muhammad Afzal
Title:     Director

By: _/s/ Peter Hazoglou ____________________
Name: Peter Hazoglou
Title:     Director